SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549


                                 FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 5, 1996



                           UNITED-GUARDIAN, INC.
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)

                                 Delaware
               --------------------------------------------
              (State or other jurisdiction of incorporation)


          0-7855                                 11-1719724
 ----------------------               -------------------------------
(Commission File Number)             (IRS Employer Identification No.)


                    230 Marcus Avenue, Hauppauge, NY  11788
               -------------------------------------------------
              (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code:   (516) 273-0900
                                                        ------------------

                                Not Applicable
       ----------------------------------------------------------
      (Former name or former address, if changed since last report)



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
Item 4.  Changes in Registrant's Certifying Accountant


On December 5, 1996, Arthur Andersen LLP ("Arthur Andersen") was informed that it would no longer be retained by the Registrant as Registrant's auditors, and Grant Thornton LLP was engaged to audit the Registrant's financial statements for the year ending December 31, 1996. The change in auditors was approved by the Board of Directors of the Registrant as well as the Audit Committee of the Board of Directors of the Registrant. The change was made solely to reduce Registrant's expenses for these services.

Arthur Andersen's reports on the Registrant's financial statements for the past two (2) years did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two (2) most recent fiscal years and subsequent interim period preceding the dismissal, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the two (2) most recent fiscal years and the subsequent interim period preceding such dismissal, there were no "reportable events" (as that term is defined in Items 304(a)(1)(v) of Regulation S-K).

The Registrant has furnished a copy of the disclosure contained herein to Arthur Andersen requesting such firm to respond as to whether it agrees or disagrees with the statements herein with respect to such firm and Arthur Andersen has agreed, as required by Item 304 of Regulation S-K to furnish to the Registrant a letter addressed to the Securities and Exchange Commission to that effect.

A copy of such letter is filed as an Exhibit hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  1.  Letter of Arthur Andersen LLP dated December 5, 1996



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
                                SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has fully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               UNITED-GUARDIAN, INC.

                                               By: /S/ Kenneth H. Globus
                                                   Kenneth H. Globus
                                                   President

Dated:  December 5, 1996





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